Exhibit 99.2

2Q25 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Jun 30, 2025 % Change from		Six months ended
(in millions, except ratios and per share amounts)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024	% Change
Selected Income Statement Data
Total revenue	$20,822	20,149	20,378	20,366	20,689	3%	1	$40,971	41,552	(1)%
Noninterest expense	13,379	13,891	13,900	13,067	13,293	(4)	1	27,270	27,631	(1)
Pre-tax pre-provision profit (PTPP) (1)	7,443	6,258	6,478	7,299	7,396	19	1	13,701	13,921	(2)
Provision for credit losses (2)	1,005	932	1,095	1,065	1,236	8	(19)	1,937	2,174	(11)
Wells Fargo net income	5,494	4,894	5,079	5,114	4,910	12	12	10,388	9,529	9
Wells Fargo net income applicable to common stock	5,214	4,616	4,801	4,852	4,640	13	12	9,830	8,953	10

Common Share Data
Diluted earnings per common share	1.60	1.39	1.43	1.42	1.33	15	20	2.98	2.53	18
Dividends declared per common share	0.40	0.40	0.40	0.40	0.35	—	14	0.80	0.70	14
Common shares outstanding	3,220.4	3,261.7	3,288.9	3,345.5	3,402.7	(1)	(5)
Average common shares outstanding	3,232.7	3,280.4	3,312.8	3,384.8	3,448.3	(1)	(6)	3,256.4	3,504.2	(7)
Diluted average common shares outstanding	3,267.0	3,321.6	3,360.7	3,425.1	3,486.2	(2)	(6)	3,294.2	3,543.2	(7)
Book value per common share (3)	$51.13	49.86	48.85	49.26	47.01	3	9
Tangible book value per common share (3)(4)	43.18	42.24	41.24	41.76	39.57	2	9

Selected Equity Data (period-end)
Total equity	182,954	182,906	181,066	185,011	178,148	—	3
Common stockholders' equity	164,644	162,627	160,656	164,801	159,963	1	3
Tangible common equity (4)	139,057	137,776	135,628	139,711	134,660	1	3

Performance Ratios
Return on average assets (ROA) (5)	1.14%	1.03	1.05	1.06	1.03			1.09%	1.00
Return on average equity (ROE) (6)	12.8	11.5	11.7	11.7	11.5			12.2	11.0
Return on average tangible common equity (ROTCE) (4)	15.2	13.6	13.9	13.9	13.7			14.4	13.0
Efficiency ratio (7)	64	69	68	64	64			67	66
Net interest margin on a taxable-equivalent basis	2.68	2.67	2.70	2.67	2.75			2.67	2.78
Average deposit cost	1.52	1.58	1.73	1.91	1.84			1.55	1.79
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 24 and 25.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Jun 30, 2025 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024	% Change
Selected Balance Sheet Data (average)
Loans	$916,719	908,182	906,353	910,255	916,977	1%	—	$912,474	922,526	(1)%
Assets	1,933,371	1,919,661	1,918,536	1,916,612	1,914,647	1	1	1,926,554	1,915,810	1
Deposits	1,331,651	1,339,328	1,353,836	1,341,680	1,346,478	(1)	(1)	1,335,469	1,344,052	(1)

Selected Balance Sheet Data (period-end)
Debt securities	533,916	528,493	519,131	529,832	520,254	1	3
Loans	924,418	913,842	912,745	909,711	917,907	1	1
Allowance for credit losses for loans	14,568	14,552	14,636	14,739	14,789	—	(1)
Equity securities	67,476	63,601	60,644	59,771	60,763	6	11
Assets	1,981,269	1,950,311	1,929,845	1,922,125	1,940,073	2	2
Deposits	1,340,703	1,361,728	1,371,804	1,349,646	1,365,894	(2)	(2)

Headcount (#) (period-end)	212,804	215,367	217,502	220,167	222,544	(1)	(4)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	11.1%	11.1	11.1	11.3	11.0
Tier 1 capital	12.4	12.6	12.6	12.8	12.3
Total capital	15.0	15.2	15.2	15.5	15.0
Risk-weighted assets (RWAs) (in billions)	$1,227.1	1,222.0	1,216.1	1,219.9	1,219.5	—	1

Advanced Approach:
Common Equity Tier 1 (CET1)	12.7%	12.7	12.4	12.7	12.3
Tier 1 capital	14.2	14.5	14.1	14.4	13.8
Total capital	16.2	16.5	16.1	16.4	15.8
Risk-weighted assets (RWAs) (in billions)	$1,074.0	1,063.6	1,085.0	1,089.3	1,093.0	1	(2)

Tier 1 leverage ratio	8.0%	8.1	8.1	8.3	8.0
Supplementary Leverage Ratio (SLR)	6.7	6.8	6.7	6.9	6.7
Total Loss Absorbing Capacity (TLAC) Ratio (3)	24.4	25.1	24.8	25.3	24.8
Liquidity Coverage Ratio (LCR) (4)	121	125	125	127	124
(1)Ratios and metrics for June 30, 2025, are preliminary estimates.
(2)See the table on page 26 for more information on CET1, tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Jun 30, 2025 % Change from		Six months ended
(in millions, except per share amounts)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024	% Change
Interest income	$21,320	20,973	22,055	22,998	22,884	2%	(7)	$42,293	45,724	(8)%
Interest expense	9,612	9,478	10,219	11,308	10,961	1	(12)	19,090	21,574	(12)
Net interest income	11,708	11,495	11,836	11,690	11,923	2	(2)	23,203	24,150	(4)
Noninterest income
Deposit-related fees	1,249	1,269	1,237	1,299	1,249	(2)	—	2,518	2,479	2
Lending-related fees	373	364	388	376	369	2	1	737	736	—
Investment advisory and other asset-based fees	2,499	2,536	2,566	2,463	2,415	(1)	3	5,035	4,746	6
Commissions and brokerage services fees	610	638	635	646	614	(4)	(1)	1,248	1,240	1
Investment banking fees	696	775	725	672	641	(10)	9	1,471	1,268	16
Card fees (1)	1,173	1,044	1,084	1,096	1,101	12	7	2,217	2,162	3
Mortgage banking	230	332	294	280	243	(31)	(5)	562	473	19
Net gains from trading activities	1,270	1,373	950	1,438	1,442	(8)	(12)	2,643	2,896	(9)
Net losses from debt securities	—	(147)	(448)	(447)	—	100	NM	(147)	(25)	NM
Net gains (losses) from equity securities	119	(343)	715	257	80	135	49	(224)	98	NM
Lease income	264	272	241	277	292	(3)	(10)	536	713	(25)
Other	631	541	155	319	320	17	97	1,172	616	90
Total noninterest income	9,114	8,654	8,542	8,676	8,766	5	4	17,768	17,402	2
Total revenue	20,822	20,149	20,378	20,366	20,689	3	1	40,971	41,552	(1)
Provision for credit losses (2)	1,005	932	1,095	1,065	1,236	8	(19)	1,937	2,174	(11)
Noninterest expense
Personnel	8,709	9,474	9,071	8,591	8,575	(8)	2	18,183	18,067	1
Technology, telecommunications and equipment	1,287	1,223	1,282	1,142	1,106	5	16	2,510	2,159	16
Occupancy	766	761	789	786	763	1	—	1,527	1,477	3
Operating losses	311	143	338	293	493	117	(37)	454	1,126	(60)
Professional and outside services	1,089	1,038	1,237	1,130	1,139	5	(4)	2,127	2,240	(5)
Leases (3)	154	157	158	152	159	(2)	(3)	311	323	(4)
Advertising and promotion	266	181	243	205	224	47	19	447	421	6
Other	797	914	782	768	834	(13)	(4)	1,711	1,818	(6)
Total noninterest expense	13,379	13,891	13,900	13,067	13,293	(4)	1	27,270	27,631	(1)
Income before income tax expense	6,438	5,326	5,383	6,234	6,160	21	5	11,764	11,747	—
Income tax expense	916	522	120	1,064	1,251	75	(27)	1,438	2,215	(35)
Net income before noncontrolling interests	5,522	4,804	5,263	5,170	4,909	15	12	10,326	9,532	8
Less: Net income (loss) from noncontrolling interests	28	(90)	184	56	(1)	131	NM	(62)	3	NM
Wells Fargo net income	$5,494	4,894	5,079	5,114	4,910	12%	12	$10,388	9,529	9%
Less: Preferred stock dividends and other	280	278	278	262	270	1	4	558	576	(3)
Wells Fargo net income applicable to common stock	$5,214	4,616	4,801	4,852	4,640	13%	12	$9,830	8,953	10%
Per share information
Earnings per common share	$1.61	1.41	1.45	1.43	1.35	14%	19	$3.02	2.56	18%
Diluted earnings per common share	1.60	1.39	1.43	1.42	1.33	15	20	2.98	2.53	18
NM – Not meaningful
(1)In April 2025, we completed our acquisition of the remaining interest in our merchant services joint venture. Following the acquisition, the revenue from this business has been included in card fees. Prior to the acquisition, our share of the net earnings of the joint venture was included in other noninterest income.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.
(3)Represents expenses for assets we lease to customers.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Jun 30, 2025 % Change from
(in millions, except shares)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024
Assets
Cash and due from banks	$35,081	35,256	37,080	33,530	32,701	—%	7
Interest-earning deposits with banks	159,480	142,309	166,281	152,016	199,322	12	(20)
Federal funds sold and securities purchased under resale agreements	104,815	126,830	105,330	105,390	82,259	(17)	27
Debt securities:
Trading, at fair value	127,554	125,037	121,205	120,677	120,766	2	6
Available-for-sale, at fair value	184,869	176,229	162,978	166,004	148,752	5	24
Held-to-maturity, at amortized cost	221,493	227,227	234,948	243,151	250,736	(3)	(12)
Loans held for sale	8,730	6,431	6,260	7,275	7,312	36	19
Loans	924,418	913,842	912,745	909,711	917,907	1	1
Allowance for loan losses	(13,961)	(14,029)	(14,183)	(14,330)	(14,360)	—	3
Net loans	910,457	899,813	898,562	895,381	903,547	1	1
Mortgage servicing rights	7,048	7,180	7,779	7,493	8,027	(2)	(12)
Premises and equipment, net	10,768	10,357	10,297	9,955	9,648	4	12
Goodwill	25,071	25,066	25,167	25,173	25,172	—	—
Derivative assets	23,912	18,518	20,012	17,721	18,721	29	28
Equity securities	67,476	63,601	60,644	59,771	60,763	6	11
Other assets	94,515	86,457	73,302	78,588	72,347	9	31
Total assets	$1,981,269	1,950,311	1,929,845	1,922,125	1,940,073	2	2
Liabilities
Noninterest-bearing deposits	$370,844	377,443	383,616	370,005	348,525	(2)	6
Interest-bearing deposits	969,859	984,285	988,188	979,641	1,017,369	(1)	(5)
Total deposits	1,340,703	1,361,728	1,371,804	1,349,646	1,365,894	(2)	(2)
Short-term borrowings	187,995	139,776	108,806	111,894	118,834	34	58
Derivative liabilities	12,548	11,109	16,335	11,390	16,237	13	(23)
Accrued expenses and other liabilities	80,832	81,132	78,756	82,169	81,824	—	(1)
Long-term debt	176,237	173,660	173,078	182,015	179,136	1	(2)
Total liabilities	1,798,315	1,767,405	1,748,779	1,737,114	1,761,925	2	2
Equity
Wells Fargo stockholders’ equity:
Preferred stock	16,608	18,608	18,608	18,608	16,608	(11)	—
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,669	60,275	60,817	60,623	60,373	1	—
Retained earnings	221,308	217,405	214,198	210,749	207,281	2	7
Accumulated other comprehensive loss	(9,366)	(9,998)	(12,176)	(8,372)	(12,721)	6	26
Treasury stock (1)	(117,244)	(114,336)	(111,463)	(107,479)	(104,247)	(3)	(12)
Total Wells Fargo stockholders’ equity	181,111	181,090	179,120	183,265	176,430	—	3
Noncontrolling interests	1,843	1,816	1,946	1,746	1,718	1	7
Total equity	182,954	182,906	181,066	185,011	178,148	—	3
Total liabilities and equity	$1,981,269	1,950,311	1,929,845	1,922,125	1,940,073	2	2
(1)Number of shares of treasury stock were 2,261,443,304, 2,220,135,208, 2,192,867,645, 2,136,319,281, and 2,079,100,421 at June 30, and March 31, 2025, and December 31, September 30, and June 30, 2024, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Jun 30, 2025 % Change from		Six months ended		% Change
($ in millions)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024
Average Balances

Assets
Interest-earning deposits with banks	$137,136	150,855	171,100	182,219	196,436	(9)%	(30)	$143,958	202,002	(29)%
Federal funds sold and securities purchased under resale agreements	105,987	101,175	93,294	81,549	71,769	5	48	103,594	70,744	46
Trading debt securities	134,785	134,951	127,639	125,083	120,590	—	12	134,868	116,380	16
Available-for-sale debt securities	187,390	175,550	168,511	160,729	150,024	7	25	181,503	145,005	25
Held-to-maturity debt securities	227,525	233,952	242,961	250,010	258,631	(3)	(12)	230,720	261,693	(12)
Loans held for sale	8,266	7,589	7,210	7,032	7,091	9	17	7,930	6,463	23
Loans	916,719	908,182	906,353	910,255	916,977	1	—	912,474	922,526	(1)
Equity securities	30,304	29,267	29,211	27,480	26,332	4	15	29,788	23,841	25
Other interest-earning assets	14,048	10,796	10,079	9,711	8,128	30	73	12,431	8,534	46
Total interest-earning assets	1,762,160	1,752,317	1,756,358	1,754,068	1,755,978	1	—	1,757,266	1,757,188	—
Total noninterest-earning assets	171,211	167,344	162,178	162,544	158,669	2	8	169,288	158,622	7
Total assets	$1,933,371	1,919,661	1,918,536	1,916,612	1,914,647	1	1	$1,926,554	1,915,810	1
Liabilities
Interest-bearing deposits	$970,684	972,927	984,438	986,206	1,006,806	—	(4)	$971,799	1,001,840	(3)
Short-term borrowings	147,917	127,892	109,178	109,902	106,685	16	39	137,960	100,836	37
Long-term debt	175,289	173,052	175,414	183,586	182,201	1	(4)	174,177	189,659	(8)
Other interest-bearing liabilities	40,769	39,249	36,245	34,735	34,613	4	18	40,013	33,717	19
Total interest-bearing liabilities	1,334,659	1,313,120	1,305,275	1,314,429	1,330,305	2	—	1,323,949	1,326,052	—
Noninterest-bearing deposits	360,967	366,401	369,398	355,474	339,672	(1)	6	363,670	342,212	6
Other noninterest-bearing liabilities	54,477	56,782	60,930	62,341	63,118	(4)	(14)	55,623	63,435	(12)
Total liabilities	1,750,103	1,736,303	1,735,603	1,732,244	1,733,095	1	1	1,743,242	1,731,699	1
Total equity	183,268	183,358	182,933	184,368	181,552	—	1	183,312	184,111	—
Total liabilities and equity	$1,933,371	1,919,661	1,918,536	1,916,612	1,914,647	1	1	$1,926,554	1,915,810	1

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	3.96%	3.96	4.36	4.95	5.05			3.96%	5.02
Federal funds sold and securities purchased under resale agreements	4.19	4.26	4.66	5.24	5.27			4.22	5.28
Trading debt securities	4.23	4.13	4.16	4.25	4.14			4.18	4.11
Available-for-sale debt securities	4.62	4.48	4.45	4.33	4.21			4.55	4.11
Held-to-maturity debt securities	2.35	2.41	2.51	2.57	2.64			2.38	2.67
Loans held for sale	6.65	6.20	6.38	7.33	7.53			6.44	7.66
Loans	5.95	5.96	6.16	6.41	6.40			5.95	6.39
Equity securities	1.99	2.01	2.40	2.26	2.99			2.00	2.91
Other interest-earning assets	3.55	4.15	4.73	5.12	5.42			3.81	5.27
Total interest-earning assets	4.87	4.85	5.02	5.24	5.25			4.86	5.25
Interest-bearing liabilities
Interest-bearing deposits	2.09	2.17	2.37	2.60	2.46			2.13	2.40
Short-term borrowings	4.37	4.32	4.67	5.20	5.19			4.35	5.17
Long-term debt	5.95	5.97	6.35	6.89	6.95			5.96	6.87
Other interest-bearing liabilities	3.26	3.33	3.01	3.05	3.13			3.29	3.01
Total interest-bearing liabilities	2.89	2.92	3.12	3.43	3.31			2.90	3.27

Interest rate spread on a taxable-equivalent basis (2)	1.98	1.93	1.90	1.81	1.94			1.96	1.98
Net interest margin on a taxable-equivalent basis (2)	2.68	2.67	2.70	2.67	2.75			2.67	2.78
(1)The average balance amounts represent amortized costs. The average interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $77 million, $77 million, $78 million, $84 million, and $89 million for the quarters ended June 30, and March 31, 2025, and December 31, September 30, and June 30, 2024, respectively, and $154 million and $178 million for the first half of 2025 and 2024, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended June 30, 2025
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$7,199	1,983	1,815	891	(103)	(77)	11,708
Noninterest income	2,029	950	2,858	3,007	662	(392)	9,114
Total revenue	9,228	2,933	4,673	3,898	559	(469)	20,822
Provision for credit losses	945	(43)	103	12	(12)	—	1,005
Noninterest expense	5,799	1,519	2,251	3,245	565	—	13,379
Income (loss) before income tax expense (benefit)	2,484	1,457	2,319	641	6	(469)	6,438
Income tax expense (benefit)	621	369	582	161	(348)	(469)	916
Net income before noncontrolling interests	1,863	1,088	1,737	480	354	—	5,522
Less: Net income from noncontrolling interests	—	2	—	—	26	—	28
Net income	$1,863	1,086	1,737	480	328	—	5,494

					Quarter ended March 31, 2025
Net interest income	$6,943	1,977	1,790	826	36	(77)	11,495
Noninterest income	1,970	948	3,274	3,048	(213)	(373)	8,654
Total revenue	8,913	2,925	5,064	3,874	(177)	(450)	20,149
Provision for credit losses	739	187	—	11	(5)	—	932
Noninterest expense	5,928	1,670	2,476	3,360	457	—	13,891
Income (loss) before income tax expense (benefit)	2,246	1,068	2,588	503	(629)	(450)	5,326
Income tax expense (benefit)	557	272	647	111	(615)	(450)	522
Net income (loss) before noncontrolling interests	1,689	796	1,941	392	(14)	—	4,804
Less: Net income (loss) from noncontrolling interests	—	2	—	—	(92)	—	(90)
Net income	$1,689	794	1,941	392	78	—	4,894

					Quarter ended June 30, 2024
Net interest income	$7,024	2,281	1,945	906	(144)	(89)	11,923
Noninterest income	1,982	841	2,893	2,952	392	(294)	8,766
Total revenue	9,006	3,122	4,838	3,858	248	(383)	20,689
Provision for credit losses	932	29	285	(14)	4	—	1,236
Noninterest expense	5,701	1,506	2,170	3,193	723	—	13,293
Income (loss) before income tax expense (benefit)	2,373	1,587	2,383	679	(479)	(383)	6,160
Income tax expense (benefit)	596	402	598	195	(157)	(383)	1,251
Net income (loss) before noncontrolling interests	1,777	1,185	1,785	484	(322)	—	4,909
Less: Net income (loss) from noncontrolling interests	—	3	—	—	(4)	—	(1)
Net income (loss)	$1,777	1,182	1,785	484	(318)	—	4,910
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (continued) (1)

					Six months ended June 30, 2025
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$14,142	3,960	3,605	1,717	(67)	(154)	23,203
Noninterest income	3,999	1,898	6,132	6,055	449	(765)	17,768
Total revenue	18,141	5,858	9,737	7,772	382	(919)	40,971
Provision for credit losses	1,684	144	103	23	(17)	—	1,937
Noninterest expense	11,727	3,189	4,727	6,605	1,022	—	27,270
Income (loss) before income tax expense (benefit)	4,730	2,525	4,907	1,144	(623)	(919)	11,764
Income tax expense (benefit)	1,178	641	1,229	272	(963)	(919)	1,438
Net income before noncontrolling interests	3,552	1,884	3,678	872	340	—	10,326
Less: Net income (loss) from noncontrolling interests	—	4	—	—	(66)	—	(62)
Net income	$3,552	1,880	3,678	872	406	—	10,388

					Six months ended June 30, 2024
Net interest income	$14,134	4,559	3,972	1,775	(112)	(178)	24,150
Noninterest income	3,963	1,715	5,848	5,825	683	(632)	17,402
Total revenue	18,097	6,274	9,820	7,600	571	(810)	41,552
Provision for credit losses	1,720	172	290	(11)	3	—	2,174
Noninterest expense	11,725	3,185	4,500	6,423	1,798	—	27,631
Income (loss) before income tax expense (benefit)	4,652	2,917	5,030	1,188	(1,230)	(810)	11,747
Income tax expense (benefit)	1,169	743	1,264	323	(474)	(810)	2,215
Net income (loss) before noncontrolling interests	3,483	2,174	3,766	865	(756)	—	9,532
Less: Net income (loss) from noncontrolling interests	—	6	—	—	(3)	—	3
Net income (loss)	$3,483	2,168	3,766	865	(753)	—	9,529
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT

	Quarter ended					Jun 30, 2025 % Change from		Six months ended
($ in millions)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024	% Change
Income Statement
Net interest income	$7,199	6,943	7,020	7,149	7,024	4%	2	$14,142	14,134	—%
Noninterest income:
Deposit-related fees	653	651	657	710	690	—	(5)	1,304	1,367	(5)
Card fees (1)	1,109	978	1,019	1,031	1,036	13	7	2,087	2,026	3
Mortgage banking	169	222	185	137	135	(24)	25	391	328	19
Other	98	119	99	97	121	(18)	(19)	217	242	(10)
Total noninterest income	2,029	1,970	1,960	1,975	1,982	3	2	3,999	3,963	1
Total revenue	9,228	8,913	8,980	9,124	9,006	4	2	18,141	18,097	—
Net charge-offs	818	877	887	871	907	(7)	(10)	1,695	1,788	(5)
Change in the allowance for credit losses	127	(138)	24	59	25	192	408	(11)	(68)	84
Provision for credit losses	945	739	911	930	932	28	1	1,684	1,720	(2)
Noninterest expense	5,799	5,928	5,925	5,624	5,701	(2)	2	11,727	11,725	—
Income before income tax expense	2,484	2,246	2,144	2,570	2,373	11	5	4,730	4,652	2
Income tax expense	621	557	542	646	596	11	4	1,178	1,169	1
Net income	$1,863	1,689	1,602	1,924	1,777	10	5	$3,552	3,483	2
Revenue by Line of Business
Consumer, Small and Business Banking	$6,288	5,981	6,067	6,222	6,129	5	3	$12,269	12,221	—
Consumer Lending:
Home Lending	821	866	854	842	823	(5)	—	1,687	1,687	—
Credit Card (1)	1,588	1,524	1,489	1,471	1,452	4	9	3,112	2,948	6
Auto	241	237	263	273	282	2	(15)	478	582	(18)
Personal Lending	290	305	307	316	320	(5)	(9)	595	659	(10)
Total revenue	$9,228	8,913	8,980	9,124	9,006	4	2	$18,141	18,097	—
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer, Small and Business Banking	$5,913	6,034	6,105	6,230	6,370	(2)	(7)	$5,973	6,418	(7)
Consumer Lending:
Home Lending	203,556	205,507	207,780	209,825	211,994	(1)	(4)	204,526	213,164	(4)
Credit Card	49,947	50,109	50,243	49,141	47,463	—	5	50,028	46,937	7
Auto	42,366	42,498	43,005	43,949	45,650	—	(7)	42,432	46,636	(9)
Personal Lending	13,651	13,902	14,291	14,470	14,462	(2)	(6)	13,776	14,679	(6)
Total loans	$315,433	318,050	321,424	323,615	325,939	(1)	(3)	$316,735	327,834	(3)
Total deposits	781,384	778,601	773,631	773,554	778,228	—	—	780,000	775,738	1
Allocated capital	45,500	45,500	45,500	45,500	45,500	—	—	45,500	45,500	—

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer, Small and Business Banking	$6,033	6,144	6,256	6,372	6,513	(2)	(7)
Consumer Lending:
Home Lending	203,062	204,656	207,022	209,083	211,172	(1)	(4)
Credit Card	50,084	49,518	50,992	49,521	48,400	1	3
Auto	43,373	41,999	42,914	43,356	44,780	3	(3)
Personal Lending	13,790	13,656	14,246	14,413	14,495	1	(5)
Total loans	$316,342	315,973	321,430	322,745	325,360	—	(3)
Total deposits	780,978	798,841	783,490	775,745	781,817	(2)	—
(1)In April 2025, we completed our acquisition of the remaining interest in our merchant services joint venture. Following the acquisition, the revenue from this business has been included in card fees. Prior to the acquisition, our share of the net earnings of the joint venture was included in other noninterest income.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Jun 30, 2025 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024	% Change
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)	15.9%	14.5	13.4	16.3	15.1			15.2%	14.8
Efficiency ratio (2)	63	67	66	62	63			65	65
Retail bank branches (#, period-end)	4,135	4,155	4,177	4,196	4,227	—%	(2)
Digital active customers (# in millions, period-end) (3)	36.6	36.7	36.0	35.8	35.6	—	3
Mobile active customers (# in millions, period-end) (3)	32.1	31.8	31.4	31.2	30.8	1	4

Consumer, Small and Business Banking:
Deposit spread (4)	2.57%	2.47	2.46	2.52	2.50			2.52%	2.52
Debit card purchase volume ($ in billions) (5)	$133.6	126.0	131.0	126.8	128.2	6	4	$259.6	249.7	4%
Debit card purchase transactions (# in millions) (5)	2,655	2,486	2,622	2,585	2,581	7	3	5,141	5,023	2

Home Lending:
Mortgage banking:
Net servicing income	$136	181	128	114	89	(25)	53	$317	180	76
Net gains on mortgage loan originations/sales	33	41	57	23	46	(20)	(28)	74	148	(50)
Total mortgage banking	$169	222	185	137	135	(24)	25	$391	328	19

Mortgage loan originations ($ in billions)	$7.4	4.4	5.9	5.5	5.3	68	40	$11.8	8.8	34
% of originations held for sale (HFS)	34.0%	38.2	40.3	41.0	38.6			35.6%	40.6
Third party mortgage loans serviced ($ in billions, period-end) (6)	$455.5	471.1	486.9	499.1	512.8	(3)	(11)
Mortgage servicing rights (MSR) carrying value (period-end)	6,417	6,536	6,844	6,544	7,061	(2)	(9)
Home lending loans 30+ days delinquency rate (period-end) (7)(8)(9)	0.30%	0.29	0.29	0.30	0.33

Credit Card:
Credit card purchase volume ($ in billions) (5)	$46.4	42.5	45.1	43.4	42.9	9	8	$88.9	82.0	8
Credit card new accounts (# in thousands)	643	554	486	615	677	16	(5)	1,197	1,328	(10)
Credit card loans 30+ days delinquency rate (period-end) (8)(9)	2.64%	2.82	2.91	2.87	2.71
Credit card loans 90+ days delinquency rate (period-end) (8)(9)	1.32	1.46	1.51	1.43	1.40

Auto:
Auto loan originations ($ in billions)	$6.9	4.6	5.0	4.1	3.7	50	86	$11.5	7.8	47
Auto loans 30+ days delinquency rate (period-end) (8)(9)	1.72%	1.87	2.31	2.28	2.31
(1)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(2)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(3)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(4)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(5)Reflects combined activity for consumer and small business customers.
(6)Excludes residential mortgage loans subserviced for others.
(7)Excludes residential mortgage loans that are insured or guaranteed by U.S. government agencies.
(8)Excludes loans held for sale.
(9)Delinquency balances exclude nonaccrual loans.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Jun 30, 2025 % Change from		Six months ended
($ in millions)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024	% Change
Income Statement
Net interest income	$1,983	1,977	2,248	2,289	2,281	—%	(13)	$3,960	4,559	(13)%
Noninterest income:
Deposit-related fees	324	335	303	303	290	(3)	12	659	574	15
Lending-related fees	138	136	140	138	139	1	(1)	274	277	(1)
Lease income	116	123	124	126	133	(6)	(13)	239	282	(15)
Other	372	354	356	477	279	5	33	726	582	25
Total noninterest income	950	948	923	1,044	841	—	13	1,898	1,715	11
Total revenue	2,933	2,925	3,171	3,333	3,122	—	(6)	5,858	6,274	(7)
Net charge-offs	98	41	111	50	97	139	1	139	172	(19)
Change in the allowance for credit losses	(141)	146	(78)	35	(68)	NM	NM	5	—	NM
Provision for credit losses	(43)	187	33	85	29	NM	NM	144	172	(16)
Noninterest expense	1,519	1,670	1,525	1,480	1,506	(9)	1	3,189	3,185	—
Income before income tax expense	1,457	1,068	1,613	1,768	1,587	36	(8)	2,525	2,917	(13)
Income tax expense	369	272	408	448	402	36	(8)	641	743	(14)
Less: Net income from noncontrolling interests	2	2	2	2	3	—	(33)	4	6	(33)
Net income	$1,086	794	1,203	1,318	1,182	37	(8)	$1,880	2,168	(13)

Revenue by Product
Lending and leasing	$1,262	1,267	1,291	1,293	1,308	—	(4)	$2,529	2,617	(3)
Treasury management and payments	1,250	1,260	1,423	1,434	1,412	(1)	(11)	2,510	2,833	(11)
Other	421	398	457	606	402	6	5	819	824	(1)
Total revenue	$2,933	2,925	3,171	3,333	3,122	—	(6)	$5,858	6,274	(7)

Selected Metrics
Return on allocated capital	15.8%	11.4	17.4	19.2	17.3			13.6%	15.8
Efficiency ratio	52	57	48	44	48			54	51
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Jun 30, 2025 % Change from		Six months ended
($ in millions)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$167,134	164,113	162,060	161,967	164,027	2%	2	$165,632	163,650	1%
Commercial real estate	44,373	44,598	44,555	44,756	44,990	(1)	(1)	44,485	45,143	(1)
Lease financing and other	14,954	15,093	15,180	15,393	15,406	(1)	(3)	15,023	15,379	(2)
Total loans	$226,461	223,804	221,795	222,116	224,423	1	1	$225,140	224,172	—

Total deposits	177,994	182,859	184,293	173,158	166,892	(3)	7	180,413	165,460	9
Allocated capital	26,000	26,000	26,000	26,000	26,000	—	—	26,000	26,000	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$169,958	168,369	163,464	163,878	165,878	1	2
Commercial real estate	44,484	44,788	44,506	44,715	44,978	(1)	(1)
Lease financing and other	15,102	15,109	15,348	15,406	15,617	—	(3)
Total loans	$229,544	228,266	223,318	223,999	226,473	1	1

Total deposits	179,848	181,469	188,650	178,406	168,979	(1)	6

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Jun 30, 2025 % Change from		Six months ended
($ in millions)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024	% Change
Income Statement
Net interest income	$1,815	1,790	2,054	1,909	1,945	1%	(7)	$3,605	3,972	(9)%
Noninterest income:
Deposit-related fees	266	275	269	279	263	(3)	1	541	525	3
Lending-related fees	209	201	221	213	205	4	2	410	408	—
Investment banking fees	700	765	726	668	634	(8)	10	1,465	1,281	14
Net gains from trading activities	1,229	1,347	933	1,366	1,387	(9)	(11)	2,576	2,792	(8)
Other	454	686	410	476	404	(34)	12	1,140	842	35
Total noninterest income	2,858	3,274	2,559	3,002	2,893	(13)	(1)	6,132	5,848	5
Total revenue	4,673	5,064	4,613	4,911	4,838	(8)	(3)	9,737	9,820	(1)
Net charge-offs	75	97	214	196	303	(23)	(75)	172	499	(66)
Change in the allowance for credit losses	28	(97)	(9)	(170)	(18)	129	256	(69)	(209)	67
Provision for credit losses	103	—	205	26	285	NM	(64)	103	290	(64)
Noninterest expense	2,251	2,476	2,300	2,229	2,170	(9)	4	4,727	4,500	5
Income before income tax expense	2,319	2,588	2,108	2,656	2,383	(10)	(3)	4,907	5,030	(2)
Income tax expense	582	647	528	664	598	(10)	(3)	1,229	1,264	(3)
Net income	$1,737	1,941	1,580	1,992	1,785	(11)	(3)	$3,678	3,766	(2)

Revenue by Line of Business
Banking:
Lending	$601	618	691	698	688	(3)	(13)	$1,219	1,369	(11)
Treasury Management and Payments	611	618	644	695	687	(1)	(11)	1,229	1,373	(10)
Investment Banking	463	534	491	419	430	(13)	8	997	904	10
Total Banking	1,675	1,770	1,826	1,812	1,805	(5)	(7)	3,445	3,646	(6)
Commercial Real Estate	1,212	1,449	1,274	1,364	1,283	(16)	(6)	2,661	2,506	6
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,391	1,382	1,179	1,327	1,228	1	13	2,773	2,587	7
Equities	387	448	385	396	558	(14)	(31)	835	1,008	(17)
Credit Adjustment (CVA/DVA/FVA) and Other (1)	1	(3)	(71)	31	7	133	(86)	(2)	26	NM
Total Markets	1,779	1,827	1,493	1,754	1,793	(3)	(1)	3,606	3,621	—
Other	7	18	20	(19)	(43)	(61)	116	25	47	(47)
Total revenue	$4,673	5,064	4,613	4,911	4,838	(8)	(3)	$9,737	9,820	(1)

Selected Metrics
Return on allocated capital	14.9%	17.0	13.4	17.1	15.4			15.9%	16.3
Efficiency ratio	48	49	50	45	45			49	46
NM – Not meaningful
(1)In fourth quarter 2024, we implemented a change to incorporate funding valuation adjustments (FVA) for our derivatives, which resulted in a loss of $85 million.

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Jun 30, 2025 % Change from		Six months ended
($ in millions)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024	% Change
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$202,473	192,654	185,677	183,255	180,789	5%	12	$197,590	183,110	8%
Commercial real estate	83,413	84,633	88,285	91,963	94,998	(1)	(12)	84,020	96,405	(13)
Total loans	$285,886	277,287	273,962	275,218	275,787	3	4	$281,610	279,515	1

Loans by Line of Business:
Banking	$88,994	86,528	85,722	86,548	86,130	3	3	$87,768	88,513	(1)
Commercial Real Estate	117,917	117,318	119,414	124,056	128,107	1	(8)	117,619	129,908	(9)
Markets	78,975	73,441	68,826	64,614	61,550	8	28	76,223	61,094	25
Total loans	$285,886	277,287	273,962	275,218	275,787	3	4	$281,610	279,515	1
Trading-related assets:
Trading account securities	$149,301	151,483	144,903	140,501	136,101	(1)	10	$150,386	128,724	17
Reverse repurchase agreements/securities borrowed	101,894	97,171	87,517	74,041	64,896	5	57	99,546	63,876	56
Derivative assets	23,404	19,688	20,254	19,668	18,552	19	26	21,556	17,793	21
Total trading-related assets	$274,599	268,342	252,674	234,210	219,549	2	25	$271,488	210,393	29
Total assets	641,499	611,037	588,154	574,697	558,063	5	15	626,352	554,498	13
Total deposits	202,420	203,914	205,077	194,315	187,545	(1)	8	203,163	185,408	10
Allocated capital	44,000	44,000	44,000	44,000	44,000	—	—	44,000	44,000	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$208,161	197,142	192,573	183,341	181,441	6	15
Commercial real estate	82,417	83,522	86,107	90,382	93,889	(1)	(12)
Total loans	$290,578	280,664	278,680	273,723	275,330	4	6

Loans by Line of Business:
Banking	$90,999	88,239	86,328	88,221	84,054	3	8
Commercial Real Estate	117,233	116,051	117,213	121,238	126,080	1	(7)
Markets	82,346	76,374	75,139	64,264	65,196	8	26
Total loans	$290,578	280,664	278,680	273,723	275,330	4	6
Trading-related assets:
Trading account securities	$158,008	150,401	142,727	144,148	140,928	5	12
Reverse repurchase agreements/securities borrowed	100,268	122,875	96,470	83,562	70,615	(18)	42
Derivative assets	24,700	18,883	21,332	17,906	19,186	31	29
Total trading-related assets	$282,976	292,159	260,529	245,616	230,729	(3)	23
Total assets	658,029	632,478	597,278	583,144	565,334	4	16
Total deposits	208,048	209,200	212,948	199,700	200,920	(1)	4

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT SEGMENT

	Quarter ended					Jun 30, 2025 % Change from		Six months ended
($ in millions, unless otherwise noted)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024	% Change
Income Statement
Net interest income	$891	826	856	842	906	8%	(2)	$1,717	1,775	(3)%
Noninterest income:
Investment advisory and other asset-based fees	2,440	2,474	2,504	2,406	2,357	(1)	4	4,914	4,624	6
Commissions and brokerage services fees	511	534	539	548	521	(4)	(2)	1,045	1,066	(2)
Other	56	40	59	82	74	40	(24)	96	135	(29)
Total noninterest income	3,007	3,048	3,102	3,036	2,952	(1)	2	6,055	5,825	4
Total revenue	3,898	3,874	3,958	3,878	3,858	1	1	7,772	7,600	2
Net charge-offs	6	(6)	(1)	(5)	(2)	200	400	—	4	(100)
Change in the allowance for credit losses	6	17	(26)	21	(12)	(65)	150	23	(15)	253
Provision for credit losses	12	11	(27)	16	(14)	9	186	23	(11)	309
Noninterest expense	3,245	3,360	3,307	3,154	3,193	(3)	2	6,605	6,423	3
Income before income tax expense	641	503	678	708	679	27	(6)	1,144	1,188	(4)
Income tax expense	161	111	170	179	195	45	(17)	272	323	(16)
Net income	$480	392	508	529	484	22	(1)	$872	865	1

Selected Metrics
Return on allocated capital	28.7%	23.6	30.2	31.5	29.0			26.1%	25.8
Efficiency ratio	83	87	84	81	83			85	85
Client assets ($ in billions, period-end):
Advisory assets	$1,042	980	998	993	945	6	10
Other brokerage assets and deposits	1,304	1,253	1,295	1,301	1,255	4	4
Total client assets	$2,346	2,233	2,293	2,294	2,200	5	7

Selected Balance Sheet Data (average)
Total loans	$84,871	84,344	83,570	82,797	83,166	1	2	$84,609	82,824	2
Total deposits	123,611	123,378	118,327	107,991	102,843	—	20	123,495	102,158	21
Allocated capital	6,500	6,500	6,500	6,500	6,500	—	—	6,500	6,500	—

Selected Balance Sheet Data (period-end)
Total loans	$84,990	84,444	84,340	83,023	83,338	1	2
Total deposits	122,912	124,582	127,008	112,472	103,722	(1)	19

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Jun 30, 2025 % Change from		Six months ended
($ in millions)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024	% Change
Income Statement
Net interest income	$(103)	36	(264)	(415)	(144)	NM	28	$(67)	(112)	40%
Noninterest income	662	(213)	368	78	392	411%	69	449	683	(34)
Total revenue	559	(177)	104	(337)	248	416	125	382	571	(33)
Net charge-offs	—	—	(23)	(1)	(2)	NM	100	—	(3)	100
Change in the allowance for credit losses	(12)	(5)	(4)	9	6	NM	NM	(17)	6	NM
Provision for credit losses	(12)	(5)	(27)	8	4	NM	NM	(17)	3	NM
Noninterest expense	565	457	843	580	723	24	(22)	1,022	1,798	(43)
Income (loss) before income tax benefit	6	(629)	(712)	(925)	(479)	101	101	(623)	(1,230)	49
Income tax benefit	(348)	(615)	(1,080)	(330)	(157)	43	NM	(963)	(474)	NM
Less: Net income (loss) from noncontrolling interests	26	(92)	182	54	(4)	128	750	(66)	(3)	NM
Net income (loss)	$328	78	186	(649)	(318)	321	203	$406	(753)	154

Selected Balance Sheet Data (average)
Available-for-sale debt securities	$172,879	161,430	153,969	147,093	131,822	7	31	$167,186	127,308	31
Held-to-maturity debt securities	220,364	226,714	235,661	242,621	251,100	(3)	(12)	223,521	254,094	(12)
Equity securities	15,493	15,398	15,027	15,216	15,571	1	(1)	15,446	15,765	(2)
Total assets	601,010	618,339	639,324	648,930	656,535	(3)	(8)	609,627	660,009	(8)
Total deposits	46,242	50,576	72,508	92,662	110,970	(9)	(58)	48,398	115,288	(58)

Selected Balance Sheet Data (period-end)
Available-for-sale debt securities	$176,235	167,634	154,397	157,042	138,087	5	28
Held-to-maturity debt securities	218,360	224,111	231,892	240,174	247,746	(3)	(12)
Equity securities	15,907	15,138	15,437	14,861	15,297	5	4
Total assets	624,556	621,445	633,799	642,618	670,494	1	(7)
Total deposits	48,917	47,636	59,708	83,323	110,456	3	(56)
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital and private equity investments. Corporate also includes certain lines of business that management has determined are no longer consistent with the long-term strategic goals of the Company as well as results for previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Jun 30, 2025 $ Change from
($ in millions)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024
Period-End Loans
Commercial and industrial	$402,150	390,533	381,241	372,750	374,588	11,617	27,562
Commercial real estate	132,560	134,035	136,505	141,410	145,318	(1,475)	(12,758)
Lease financing	15,060	16,131	16,413	16,482	16,705	(1,071)	(1,645)
Total commercial	549,770	540,699	534,159	530,642	536,611	9,071	13,159
Residential mortgage	245,755	247,613	250,269	252,676	255,085	(1,858)	(9,330)
Credit card	55,318	54,608	56,542	55,046	53,756	710	1,562
Auto	42,878	41,482	42,367	42,815	44,280	1,396	(1,402)
Other consumer	30,697	29,440	29,408	28,532	28,175	1,257	2,522
Total consumer	374,648	373,143	378,586	379,069	381,296	1,505	(6,648)
Total loans	$924,418	913,842	912,745	909,711	917,907	10,576	6,511

Average Loans
Commercial and industrial	$393,602	381,702	372,848	370,911	371,514	11,900	22,088
Commercial real estate	133,661	135,271	139,111	143,187	146,750	(1,610)	(13,089)
Lease financing	16,046	16,182	16,301	16,529	16,519	(136)	(473)
Total commercial	543,309	533,155	528,260	530,627	534,783	10,154	8,526
Residential mortgage	246,512	248,739	251,256	253,667	256,189	(2,227)	(9,677)
Credit card	54,985	55,363	55,699	54,580	52,642	(378)	2,343
Auto	41,865	41,967	42,466	43,430	45,164	(102)	(3,299)
Other consumer	30,048	28,958	28,672	27,951	28,199	1,090	1,849
Total consumer	373,410	375,027	378,093	379,628	382,194	(1,617)	(8,784)
Total loans	$916,719	908,182	906,353	910,255	916,977	8,537	(258)

Average Interest Rates
Commercial and industrial	6.29%	6.34	6.73	7.16	7.22
Commercial real estate	6.17	6.19	6.52	6.90	6.93
Lease financing	5.72	5.78	5.77	5.68	5.47
Total commercial	6.24	6.28	6.65	7.05	7.08
Residential mortgage	3.70	3.68	3.68	3.67	3.65
Credit card	12.65	12.74	12.53	12.73	12.75
Auto	5.48	5.33	5.29	5.22	5.09
Other consumer	7.47	7.61	7.97	8.56	8.56
Total consumer	5.52	5.51	5.48	5.51	5.43
Total loans	5.95	5.96	6.16	6.41	6.40

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Jun 30, 2025		Mar 31, 2025		Dec 31, 2024		Sep 30, 2024		Jun 30, 2024		Jun 30, 2025 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Mar 31, 2025	Jun 30, 2024
By product:
Commercial and industrial	$179	0.18%	$108	0.11%	$132	0.14%	$129	0.14%	$188	0.20%	$71	(9)
Commercial real estate	61	0.18	95	0.28	261	0.74	184	0.51	271	0.74	(34)	(210)
Lease financing	7	0.17	8	0.20	10	0.23	10	0.25	9	0.21	(1)	(2)
Total commercial	247	0.18	211	0.16	403	0.30	323	0.24	468	0.35	36	(221)
Residential mortgage	(3)	—	(15)	(0.02)	(14)	(0.02)	(23)	(0.04)	(19)	(0.03)	12	16
Credit card	622	4.54	650	4.76	628	4.49	601	4.38	649	4.96	(28)	(27)
Auto	30	0.29	64	0.62	82	0.77	83	0.76	79	0.70	(34)	(49)
Other consumer	101	1.35	99	1.39	112	1.56	127	1.82	124	1.77	2	(23)
Total consumer	750	0.81	798	0.86	808	0.85	788	0.83	833	0.88	(48)	(83)
Total net loan charge-offs	$997	0.44%	$1,009	0.45%	$1,211	0.53%	$1,111	0.49%	$1,301	0.57%	$(12)	(304)
By segment:
Consumer Banking and Lending	$818	1.04%	$877	1.12%	$887	1.10%	$871	1.07%	$907	1.12%	$(59)	(89)
Commercial Banking	98	0.17	41	0.07	111	0.20	50	0.09	94	0.17	57	4
Corporate and Investing Banking	75	0.11	97	0.14	214	0.31	196	0.28	303	0.44	(22)	(228)
Wealth and Investment Management	6	0.03	(6)	(0.03)	(1)	—	(5)	(0.02)	(2)	(0.01)	12	8
Corporate	—	—	—	—	—	—	(1)	(0.06)	(1)	(0.05)	—	1
Total net loan charge-offs	$997	0.44%	$1,009	0.45%	$1,211	0.53%	$1,111	0.49%	$1,301	0.57%	$(12)	(304)
(1)Quarterly net loan charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Jun 30, 2025 $ Change from
($ in millions)	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024
Balance, beginning of period	$14,552	14,636	14,739	14,789	14,862	(84)	(310)
Provision for credit losses for loans	1,007	925	1,116	1,059	1,229	82	(222)
Net loan charge-offs:
Commercial and industrial	(179)	(108)	(132)	(129)	(188)	(71)	9
Commercial real estate	(61)	(95)	(261)	(184)	(271)	34	210
Lease financing	(7)	(8)	(10)	(10)	(9)	1	2
Total commercial	(247)	(211)	(403)	(323)	(468)	(36)	221
Residential mortgage	3	15	14	23	19	(12)	(16)
Credit card	(622)	(650)	(628)	(601)	(649)	28	27
Auto	(30)	(64)	(82)	(83)	(79)	34	49
Other consumer	(101)	(99)	(112)	(127)	(124)	(2)	23
Total consumer	(750)	(798)	(808)	(788)	(833)	48	83
Net loan charge-offs	(997)	(1,009)	(1,211)	(1,111)	(1,301)	12	304
Other	6	—	(8)	2	(1)	6	7
Balance, end of period	$14,568	14,552	14,636	14,739	14,789	16	(221)
Components:
Allowance for loan losses	$13,961	14,029	14,183	14,330	14,360	(68)	(399)
Allowance for unfunded credit commitments	607	523	453	409	429	84	178
Allowance for credit losses for loans	$14,568	14,552	14,636	14,739	14,789	16	(221)
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	3.49x	3.43	2.95	3.24	2.74
Allowance for loan losses as a percentage of:
Total loans	1.51%	1.54	1.55	1.58	1.56
Nonaccrual loans	180	176	183	175	170
Allowance for credit losses for loans as a percentage of:
Total loans	1.58	1.59	1.60	1.62	1.61
Nonaccrual loans	188	182	189	180	175

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Jun 30, 2025		Mar 31, 2025		Dec 31, 2024		Sep 30, 2024		Jun 30, 2024
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$4,306	1.07%	$4,331	1.11%	$4,151	1.09%	$4,230	1.13%	$4,276	1.14%
Commercial real estate	3,317	2.50	3,365	2.51	3,583	2.62	3,653	2.58	3,754	2.58
Lease financing	212	1.41	234	1.45	212	1.29	209	1.27	206	1.23
Total commercial	7,835	1.43	7,930	1.47	7,946	1.49	8,092	1.52	8,236	1.53
Residential mortgage (1)	568	0.23	542	0.22	541	0.22	542	0.21	521	0.20
Credit card	4,910	8.88	4,840	8.86	4,869	8.61	4,704	8.55	4,517	8.40
Auto	657	1.53	629	1.52	636	1.50	726	1.70	804	1.82
Other consumer	598	1.95	611	2.08	644	2.19	675	2.37	711	2.52
Total consumer	6,733	1.80	6,622	1.77	6,690	1.77	6,647	1.75	6,553	1.72
Total allowance for credit losses for loans	$14,568	1.58%	$14,552	1.59%	$14,636	1.60%	$14,739	1.62%	$14,789	1.61%
By segment:
Consumer Banking and Lending	$7,458	2.36%	$7,332	2.32%	$7,470	2.32%	$7,445	2.31%	$7,386	2.27%
Commercial Banking	2,368	1.03	2,509	1.10	2,364	1.06	2,443	1.09	2,408	1.06
Corporate and Investing Banking	4,470	1.54	4,444	1.58	4,551	1.63	4,573	1.67	4,738	1.72
Wealth and Investment Management	264	0.31	258	0.31	241	0.29	266	0.32	245	0.29
Corporate	8	0.27	9	0.20	10	0.20	12	0.19	12	0.16
Total allowance for credit losses for loans	$14,568	1.58%	$14,552	1.59%	$14,636	1.60%	$14,739	1.62%	$14,789	1.61%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Jun 30, 2025		Mar 31, 2025		Dec 31, 2024		Sep 30, 2024		Jun 30, 2024		Jun 30, 2025 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Mar 31, 2025	Jun 30, 2024
By product:
Nonaccrual loans:
Commercial and industrial	$925	0.23%	$969	0.25%	$763	0.20%	$743	0.20%	$754	0.20%	$(44)	171
Commercial real estate	3,556	2.68	3,836	2.86	3,771	2.76	4,115	2.91	4,321	2.97	(280)	(765)
Lease financing	82	0.54	78	0.48	84	0.51	94	0.57	86	0.51	4	(4)
Total commercial	4,563	0.83	4,883	0.90	4,618	0.86	4,952	0.93	5,161	0.96	(320)	(598)
Residential mortgage (1)	3,090	1.26	2,982	1.20	2,991	1.20	3,086	1.22	3,135	1.23	108	(45)
Auto	76	0.18	83	0.20	89	0.21	99	0.23	103	0.23	(7)	(27)
Other consumer	28	0.09	30	0.10	32	0.11	35	0.12	35	0.12	(2)	(7)
Total consumer	3,194	0.85	3,095	0.83	3,112	0.82	3,220	0.85	3,273	0.86	99	(79)
Total nonaccrual loans	7,757	0.84	7,978	0.87	7,730	0.85	8,172	0.90	8,434	0.92	(221)	(677)
Foreclosed assets	207		247		206		212		216		(40)	(9)
Total nonperforming assets	$7,964	0.86%	$8,225	0.90%	$7,936	0.87%	$8,384	0.92%	$8,650	0.94%	$(261)	(686)
By segment:
Consumer Banking and Lending	$3,054	0.97%	$3,011	0.95%	$3,029	0.94%	$3,144	0.97%	$3,194	0.98%	$43	(140)
Commercial Banking	1,489	0.65	1,536	0.67	1,173	0.53	1,120	0.50	980	0.43	(47)	509
Corporate and Investing Banking	3,132	1.08	3,442	1.23	3,508	1.26	3,912	1.43	4,265	1.55	(310)	(1,133)
Wealth and Investment Management	289	0.34	236	0.28	226	0.27	208	0.25	211	0.25	53	78
Corporate	—	—	—	—	—	—	—	—	—	—	—	—
Total nonperforming assets	$7,964	0.86%	$8,225	0.90%	$7,936	0.87%	$8,384	0.92%	$8,650	0.94%	$(261)	(686)
(1)Residential mortgage loans are not placed on nonaccrual status when they are insured or guaranteed by U.S. government agencies, such as the Federal Housing Administration or the Department of Veterans Affairs.

Wells Fargo & Company and Subsidiaries
COMMERCIAL LOAN PORTFOLIO – COMMERCIAL AND INDUSTRIAL LOANS AND LEASE FINANCING BY INDUSTRY AND COMMERCIAL REAL ESTATE LOANS BY PROPERTY TYPE

	Jun 30, 2025			Mar 31, 2025			Jun 30, 2024
($ in millions)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)
Commercial and industrial loans and lease financing by industry:
Financials except banks	$26	169,977	275,508	16	162,485	260,237	51	145,269	231,777
Technology, telecom and media	47	25,053	62,361	68	23,259	60,552	87	24,661	61,246
Real estate and construction	84	28,421	58,893	95	25,411	54,272	87	26,090	54,542
Equipment, machinery and parts manufacturing	30	25,578	50,479	31	25,563	50,572	37	25,727	49,539
Retail	153	18,129	45,153	268	18,623	45,408	53	19,674	47,691
Food and beverage manufacturing	10	17,285	34,365	9	16,316	32,215	22	16,535	33,390
Materials and commodities	147	14,288	33,560	119	14,476	33,883	28	14,842	37,380
Auto related	6	16,647	31,249	7	16,505	31,013	11	17,224	30,723
Health care and pharmaceuticals	72	14,237	31,205	62	13,590	30,564	66	14,508	29,647
Oil, gas and pipelines	3	9,473	28,892	3	10,950	30,638	26	10,308	32,284
Diversified or miscellaneous	74	11,159	27,328	10	10,295	25,897	56	8,395	21,908
Commercial services	77	11,080	27,115	88	11,148	27,462	33	10,699	26,288
Utilities	1	7,465	26,101	1	7,030	25,221	1	6,839	24,269
Entertainment and recreation	29	12,790	19,116	42	13,786	24,967	22	13,040	19,429
Insurance and fiduciaries	1	5,509	17,536	1	5,456	16,832	1	5,749	17,285
Transportation services	150	8,449	15,793	149	9,418	16,563	161	9,407	16,360
Other	97	21,670	40,264	78	22,353	41,502	98	22,326	43,757
Total commercial and industrial loans and lease financing	1,007	417,210	824,918	1,047	406,664	807,798	840	391,293	777,515
Commercial real estate loans by property type (2):
Apartments	378	38,910	43,085	352	39,537	43,808	28	43,048	49,846
Office	2,532	25,219	26,400	2,897	26,415	27,611	3,693	29,704	31,636
Industrial/warehouse	46	23,485	25,736	67	23,286	25,576	25	24,877	27,268
Hotel/motel	253	12,005	12,358	239	11,606	12,004	252	11,601	12,130
Retail (excluding shopping center)	104	11,175	12,056	145	11,296	11,915	114	11,273	12,197
Shopping center	60	7,980	8,414	97	7,969	8,404	165	8,718	9,256
Institutional	13	5,105	5,357	13	5,095	5,365	13	5,555	5,992
Other	170	8,681	10,594	26	8,831	10,959	31	10,542	13,433
Total commercial real estate loans	3,556	132,560	144,000	3,836	134,035	145,642	4,321	145,318	161,758
Total commercial loans	$4,563	549,770	968,918	4,883	540,699	953,440	5,161	536,611	939,273
(1)Total commitments consists of loans outstanding plus unfunded credit commitments, excluding issued letters of credit and discretionary amounts where our approval or consent is required prior to any loan funding or commitment increase.
(2)Our commercial real estate (CRE) loan portfolio is comprised of CRE mortgage and CRE construction loans.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on venture capital investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Jun 30, 2025 % Change from
($ in millions)		Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024
Tangible book value per common share:
Total equity		$182,954	182,906	181,066	185,011	178,148	—%	3
Adjustments:
Preferred stock		(16,608)	(18,608)	(18,608)	(18,608)	(16,608)	11	—
Additional paid-in capital on preferred stock		141	145	144	144	141	(3)	—
Noncontrolling interests		(1,843)	(1,816)	(1,946)	(1,746)	(1,718)	(1)	(7)
Total common stockholders' equity	(A)	164,644	162,627	160,656	164,801	159,963	1	3
Adjustments:
Goodwill		(25,071)	(25,066)	(25,167)	(25,173)	(25,172)	—	—
Certain identifiable intangible assets (other than MSRs)		(902)	(65)	(73)	(85)	(96)	NM	NM
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(674)	(674)	(735)	(772)	(968)	—	30
Applicable deferred taxes related to goodwill and other intangible assets (1)		1,060	954	947	940	933	11	14
Tangible common equity	(B)	$139,057	137,776	135,628	139,711	134,660	1	3
Common shares outstanding	(C)	3,220.4	3,261.7	3,288.9	3,345.5	3,402.7	(1)	(5)
Book value per common share	(A)/(C)	$51.13	49.86	48.85	49.26	47.01	3	9
Tangible book value per common share	(B)/(C)	43.18	42.24	41.24	41.76	39.57	2	9
NM – Not meaningful
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Jun 30, 2025 % Change from		Six months ended
($ in millions)		Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Mar 31, 2025	Jun 30, 2024	Jun 30, 2025	Jun 30, 2024	% Change
Return on average tangible common equity:
Net income applicable to common stock	(A)	$5,214	4,616	4,801	4,852	4,640	13%	12	$9,830	8,953	10%
Average total equity		183,268	183,358	182,933	184,368	181,552	—	1	183,312	184,111	—
Adjustments:
Preferred stock		(18,278)	(18,608)	(18,608)	(18,129)	(18,300)	2	—	(18,442)	(18,795)	2
Additional paid-in capital on preferred stock		143	145	144	143	145	(1)	(1)	144	150	(4)
Noncontrolling interests		(1,818)	(1,894)	(1,803)	(1,748)	(1,743)	4	(4)	(1,856)	(1,727)	(7)
Average common stockholders’ equity	(B)	163,315	163,001	162,666	164,634	161,654	—	1	163,158	163,739	—
Adjustments:
Goodwill		(25,070)	(25,135)	(25,170)	(25,172)	(25,172)	—	—	(25,102)	(25,173)	—
Certain identifiable intangible assets (other than MSRs)		(863)	(69)	(78)	(89)	(101)	NM	NM	(468)	(106)	NM
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(674)	(734)	(772)	(965)	(965)	8	30	(704)	(922)	24
Applicable deferred taxes related to goodwill and other intangible assets (1)		989	952	945	938	931	4	6	647	928	(30)
Average tangible common equity	(C)	$137,697	138,015	137,591	139,346	136,347	—	1	$137,531	138,466	(1)
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	12.8%	11.5	11.7	11.7	11.5			12.2%	11.0%
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	15.2	13.6	13.9	13.9	13.7			14.4	13.0
NM – Not meaningful
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III (1)

		Estimated
($ in billions)		Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024
Total equity		$183.0	182.9	181.1	185.0	178.1
Adjustments:
Preferred stock		(16.6)	(18.6)	(18.6)	(18.6)	(16.6)
Additional paid-in capital on preferred stock		0.1	0.1	0.1	0.1	0.2
Noncontrolling interests		(1.9)	(1.8)	(1.9)	(1.7)	(1.7)
Total common stockholders' equity		164.6	162.6	160.7	164.8	160.0
Adjustments:
Goodwill		(25.1)	(25.1)	(25.2)	(25.2)	(25.2)
Certain identifiable intangible assets (other than MSRs)		(0.9)	(0.1)	(0.1)	(0.1)	(0.1)
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(0.7)	(0.7)	(0.7)	(0.8)	(1.0)
Applicable deferred taxes related to goodwill and other intangible assets (2)		1.1	1.0	0.9	0.9	0.9
Other		(2.6)	(2.1)	(1.0)	(1.3)	(0.4)
Common Equity Tier 1 under the Standardized and Advanced Approaches	(A)	136.4	135.6	134.6	138.3	134.2
Preferred stock		16.6	18.6	18.6	18.6	16.6
Additional paid-in capital on preferred stock		(0.1)	(0.1)	(0.1)	(0.1)	(0.2)
Other		(0.2)	(0.2)	(0.2)	(0.2)	(0.1)
Total Tier 1 capital under the Standardized and Advanced Approaches	(B)	152.7	153.9	152.9	156.6	150.5

Long-term debt and other instruments qualifying as Tier 2		17.3	17.6	17.6	17.7	18.3
Qualifying allowance for credit losses (3)		14.6	14.4	14.5	14.6	14.7
Other		(0.4)	(0.4)	(0.3)	(0.4)	(0.3)
Total Tier 2 capital under the Standardized Approach	(C)	31.5	31.6	31.8	31.9	32.7
Total qualifying capital under the Standardized Approach	(B)+(C)	$184.2	185.5	184.7	188.5	183.2

Long-term debt and other instruments qualifying as Tier 2		17.3	17.6	17.6	17.7	18.3
Qualifying allowance for credit losses (3)		4.3	4.3	4.3	4.3	4.4
Other		(0.4)	(0.4)	(0.3)	(0.4)	(0.3)
Total Tier 2 capital under the Advanced Approach	(D)	21.2	21.5	21.6	21.6	22.4
Total qualifying capital under the Advanced Approach	(B)+(D)	$173.9	175.4	174.5	178.2	172.9
Total risk-weighted assets (RWAs) under the Standardized Approach	(E)	$1,227.1	1,222.0	1,216.1	1,219.9	1,219.5
Total RWAs under the Advanced Approach	(F)	$1,074.0	1,063.6	1,085.0	1,089.3	1,093.0

Ratios under the Standardized Approach:
Common Equity Tier 1	(A)/(E)	11.1%	11.1	11.1	11.3	11.0
Tier 1 capital	(B)/(E)	12.4	12.6	12.6	12.8	12.3
Total capital	(B)+(C)/(E)	15.0	15.2	15.2	15.5	15.0

Ratios under the Advanced Approach:
Common Equity Tier 1	(A)/(F)	12.7%	12.7	12.4	12.7	12.3
Tier 1 capital	(B)/(F)	14.2	14.5	14.1	14.4	13.8
Total capital	(B)+(D)/(F)	16.2	16.5	16.1	16.4	15.8
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 and total capital ratios under both approaches.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(3)Differences between the approaches are driven by the qualifying amounts of ACL includable in Tier 2 capital. Under the Advanced Approach, eligible credit reserves represented by the amount of qualifying ACL in excess of expected credit losses (using regulatory definitions) is limited to 0.60% of Advanced credit RWAs, whereas the Standardized Approach includes ACL in Tier 2 capital up to 1.25% of Standardized credit RWAs. Under both approaches, any excess ACL is deducted from the respective total RWAs.